SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|X|   Definitive Proxy Statement

|_|   Definitive Additional Materials

|_|   Soliciting Material Pursuant to ss. 240.14a-12


                            Golden Enterprises, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

|X| No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1)   Title of each class of securities to which transaction applies:

    2)   Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4)   Proposed maximum aggregate value of transaction:

    5)   Total fee paid:

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount Previously Paid:

    2)   Form, Schedule or Registration Statement No.:

    3)   Filing Party:

    4)   Date Filed:

                            GOLDEN ENTERPRISES, INC.
                             One Golden Flake Drive
                            Birmingham, Alabama 35205


                            NOTICE OF ANNUAL MEETING

     Notice Is Hereby Given that the Annual Meeting of the Stockholders of Golden Enterprises, Inc., (the "Company") a Delaware Corporation, will be held at the general offices of the Company, at One Golden Flake Drive, Birmingham, Alabama on September 20, 2007, at 11:00 A.M., Birmingham time, for the following purposes:

     1. To elect a Board of Directors.

     2. To transact such other business as may properly come before the meeting.

     Stockholders of record at the close of business on August 3, 2007, are entitled to notice of and to vote at the meeting. All Stockholders are cordially invited to attend the meeting.

                                              By Order of the Board of Directors

                                              John S. Stein
                                              Chairman

Birmingham, Alabama
September 1, 2007



         HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES MUST BE PRESENT EITHER IN PERSON OR BY PROXY IN ORDER TO HOLD THE MEETING. TO INSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE. IF YOU ARE ABLE TO ATTEND THE MEETING, YOU MAY REVOKE THE PROXY AND VOTE YOUR SHARES PERSONALLY AT ANY TIME BEFORE THE PROXY IS EXERCISED.

                                 PROXY STATEMENT

                                     GENERAL

         The annual meeting of the stockholders of Golden Enterprises, Inc. (the "Company") will be held at the general offices of the Company, at One Golden Flake Drive, Birmingham, Alabama on September 20, 2007, at 11:00 A.M. All holders of record of common stock as of August 3, 2007, will be entitled to vote at the meeting and any adjournment thereof.

          The purpose of this proxy solicitation is to enable those stockholders who will be unable to personally attend the meeting to vote their stock.

                         PERSONS MAKING THE SOLICITATION

         This proxy is solicited on behalf of the Board of Directors of Golden Enterprises, Inc. The cost of solicitation will be paid by the Company and will include reimbursement paid to brokerage firms and others for their expenses in forwarding solicitation material regarding the meeting to beneficial owners. In addition to solicitation by mail, officers and regular employees of the Company may solicit proxies by telephone, telegram, or personal interview at no additional compensation.

                        SECURITY HOLDERS ENTITLED TO VOTE

         Holders of shares of common stock of the Company of record at the close of business on August 3, 2007, will be entitled to vote at the Annual Meeting and at any and all adjournments thereof. Each share of common stock entitles its owner to one vote. The number of shares of common stock of the Company (exclusive of treasury shares) outstanding at the close of business on August 3, 2007 was 11,835,234 shares.

         Stockholders who execute proxies retain the right to revoke them at any time before they are voted. If the enclosed proxy is properly signed and returned to the Company and not so revoked, the shares represented thereby will be voted in accordance with its terms.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         At August 3, 2007, SYB, Inc., the Estate of Sloan Y. Bashinsky, Sr., deceased, and Compass Bank, as Trustee of the Golden Enterprises, Inc., and subsidiaries Employee Stock Ownership Plan, were the only persons who beneficially owned more than 5% of the outstanding voting securities of the Company. The following table sets forth the number of shares of common stock of the Company beneficially owned by these persons.

                                     Amount and Nature of
                                    Beneficial Ownership (1)
Name and Address of                 ------------------------      Percent of
  Beneficial Owner                Direct          Indirect           Class
  ----------------                ------          --------           -----

SYB, Inc.                       5,283,128            -0-             44.6%
3432 Briarcliff Road East
Birmingham, Alabama 35223

                                     Amount and Nature of
                                    Beneficial Ownership (1)
Name and Address of                 ------------------------      Percent of
  Beneficial Owner                Direct          Indirect           Class
  ----------------                ------          --------           -----

The Estate of Sloan Y.
  Bashinsky, Sr.                1,014,500            -0-              8.5%
2117 Second Avenue N.
Birmingham, Alabama 35203

Compass Bank, as Trustee            -0-            766,929 (2)        6.5%
of the Golden Enterprises, Inc.
and subsidiaries Employee
Stock Ownership Plan
701 South 32nd  Street
Birmingham, Alabama 35233 (a)
-----------------
(1) An indirect beneficial owner as this term is interpreted by the Securities and Exchange Commission (SEC) includes any person who has or shares the (1) voting power which includes the power to vote or to direct the voting of such security, and/or (2) investment power which includes the power to dispose, or to direct the disposition of such security.

(2) The Employee Stock Ownership Plan provides that the shares held by the Trustee are voted by an administrative committee made up of 3 members. The Board of Directors of the Company determines the members of the committee. Present members of the administrative committee are: John S. Stein, Chairman of the Board, Mark W. McCutcheon, Chief Executive Officer and President of the Company and President of Golden Flake Snack Foods, Inc., and Patty Townsend, Chief Financial Officer, Vice President and Secretary of the Company.

(a) The Employee Stock ownership Plan is an employee benefit plan qualified under ss.401(a) of the Internal Revenue Code and subject to the Employee Retirement Income Security Act of 1974.

Security Ownership of Management

         The following table shows the shares of common stock of Golden Enterprises, Inc., beneficially owned, directly or indirectly, by each Director and Nominee for Director and all Directors and Officers of the Company as a group at August 3, 2007:

                                     Amount and Nature of
                                    Beneficial Ownership (1)
                                    ------------------------          Percent of
                 Name                Direct        Indirect              Class
                 ----                ------        --------              -----

   John S. Stein (a) (b) (c)         288,854         -0-     (2) (4)      2.4%
   J. Wallace Nall, Jr.                -0-          196,000  (2) (5)      1.7%
   F. Wayne Pate                     139,007             32  (2) (6)      1.2%
   Edward R. Pascoe                   60,000         -0-                   *
   John P. McKleroy, Jr. (d) (e) (f)  34,000  (3)    -0-     (2)           *
   James I. Rotenstreich               9,533         -0-                   *
   John S. P. Samford                  1,666         -0-                   *
   Joann F. Bashinsky (g) (h)         12,704         -0-     (2)           *
   Mark W. McCutcheon                  4,455         -0-     (2) (4)       *
   Randy Bates                         4,048         -0-                   *
   David Jones                           344         -0-                   *
   Patty Townsend                      -0-           -0-     (4)           *

   All Directors and
   Officers as a group               554,611        196,032               6.3%
------------------
*Less than one percent of class

(1) An indirect beneficial owner as this term is interpreted by the Securities and Exchange Commission (SEC) includes any person who has or shares the (1) voting power which includes the power to vote or to direct the voting of such security, and/or (2) investment power which includes the power to dispose of, or to direct the disposition of, such security.

(2) Each designated director is a member of the Voting Committee created under the Will and under the SYB, Inc. Common Stock Trust of Sloan Y. Bashinsky, Sr. ("Bashinsky"). As a member of the Voting Committee, each designated director participates in the vote of the shares of common stock of the Company owed by SYB, Inc. (5,283,128 shares) and by the Estate/Testamentary Trust of Bashinsky (1,014,500 shares). Thomas L. Davis, a retired employee and officer of Golden Flake Snack Foods, Inc., is also a member of the Voting Committee. The decision of the majority of the members of the Voting Committee govern how the stock is voted. The Directors do not possess and specifically disclaim any beneficial ownership of the shares owned by SYB, Inc. and the Estate/Testamentary Trust of Bashinsky.

(3) Includes 28,480 shares held by a self-employed pension plan and personal IRA account for the benefit of John P. McKleroy, Jr.

(4) Does not include any portion of the 766,929 shares of common stock of the Company which are owned by Compass Bank, as Trustee of the Golden Enterprises, Inc. and subsidiaries Employee Stock Ownership Plan. John S. Stein, Mark W. McCutcheon and Patty Townsend are members of the plan's administrative committee and exercise the voting power of the shares and each disclaims any beneficial ownership of such shares with the exception of the following shares which are vested in their respective accounts as an employee-participant under the Plan: Stein 49,250, McCutcheon 3,151 and Townsend 732.

(5) Shares owned by Nall Development Corporation, a corporation of which J. Wallace Nall, Jr. is a Director and President. For SEC reporting purposes, Mr. Nall is deemed the beneficial owner of such shares. Except for SEC reporting purposes, Mr. Nall disclaims beneficial ownership of such shares.

(6)  Includes 32 shares owned by the wife of F. Wayne Pate.

(a) Mr. Stein is a Director and President of SYB, Inc. which owns 5,283,128 shares of the Company's stock. Mr. Stein does not possess and specifically disclaims any beneficial ownership of these shares.

(b) Mr. Stein is a Director and officer of the Bashinsky Foundation, Inc., which owns 400,544 shares of the Company's stock. Mr. Stein does not possess and specifically disclaims any beneficial ownership of these shares.

(c) Mr. Stein is designated under the Will of Sloan Y. Bashinsky, Sr., deceased, as a Co-Personal Representative/Co-Trustee of his Estate and Testamentary Trust. The Estate and Trust own 1,014,500 shares of the Company stock. Mr. Stein does not possess and specifically disclaims any beneficial ownership of these shares.

(d) Mr. McKleroy is a Director and Secretary of SYB, Inc. which owns 5,283,128 shares of the Company's stock. Mr. McKleroy does not possess and specifically disclaims any beneficial ownership of these shares.

(e) Mr. McKleroy is a Director and officer of the Bashinsky Foundation, Inc., which owns 400,544 shares of the Company's stock. Mr. McKleroy does not possess and specifically disclaims any beneficial ownership of these shares.

(f) Mr. McKleroy is designated under the Will of Sloan Y. Bashinsky, Sr., deceased, as a Co-Personal Representative/Co-Trustee of his Estate and Testamentary Trust. The Estate and Trust own 1,014,500 shares of the Company stock. Mr. McKleroy does not possess and specifically disclaims any beneficial ownership of these shares.

(g) Mrs. Bashinsky is a Director, Chairman and CEO of SYB, Inc., which owns 5,283,128 shares of the Company's stock. Mrs. Bashinsky does not possess and specifically disclaims any beneficial ownership of these shares.

(h) Mrs. Bashinsky is a Director, Chairman and CEO of the Bashinsky Foundation, Inc., which owns 400,544 shares of the Company's stock. Mrs. Bashinsky does not possess and specifically disclaims any beneficial ownership of these shares.

Each Director has the sole voting and investment power of the shares directly owned by him/her.

Change in Voting Control
------------------------

         Sloan Y. Bashinsky, Sr. died on August 2, 2005. At the time of Mr. Bashinsky's death, he beneficially owned 6,698,172 shares of common stock of the Company which constitutes voting control of the Company. The stock beneficially owned by Mr. Bashinsky was registered in and held by the following entities:

         SYB, Inc.                                            5,283,128 shares

         SYB, Inc. as Trustee                                 1,000,000 shares
         of the Sloan Y. Bashinsky,
         Sr. Trust dated February 16, 1982

         Bashinsky Foundation, Inc.                             400,544 shares

         Sloan Y. Bashinsky, Sr.                                 14,500 shares

         As a result of Mr. Bashinsky's death, and the probate of his will on August 12, 2005, the 1,000,000 shares held in the SYB, Inc. Trust and the 14,500 shares held in his name passed to his Estate/Testamentary Trust created under his Will. SYB, Inc. continues to own the 5,283,128 shares and the Bashinsky Foundation, Inc. continues to own the 400,544 shares.

         John S. Stein, Joann F. Bashinsky and John P. McKleroy, Jr., Directors of the Company, each serves as a Director and officer of Bashinsky Foundation, Inc. The stock of the Company owned by Bashinsky Foundation, Inc. is voted by its board of directors and is not subject to the Voting Committee, as described below.

         John S. Stein, Joann F. Bashinsky and John P. McKleroy, Jr., Directors of the Company, each serves as a director and officer of SYB, Inc. The voting stock of SYB, Inc. is vested in the SYB, Inc. Common Stock Trust and John P. McKleroy, Jr. serves as a Co-Trustee of this Trust.

         John S. Stein and John P. McKleroy, Jr. are designated under Mr. Bashinsky's Will as Co-Personal Representatives of his Estate and as Co-Trustees of his Testamentary Trust ("Testamentary Trust").

         Mr. Bashinsky's Will and the SYB, Inc. Common Stock Trust provide that shares of the Company held by SYB, Inc. and his Estate/Testamentary Trust, along with the voting shares of SYB, Inc. shall be voted by a committee made up of members of the Board of Directors of Golden Enterprises, Inc. and one member designated by his Estate Personal Representatives/Trustees ("Voting Committee"). Consequently, the 5,283,128 shares of the Company stock held by SYB, Inc. and the 1,014,500 shares of the Company stock held by Mr. Bashinsky's Estate/Testamentary Trust, all of which constitute a majority of the stock of the Company, are voted by the Voting Committee. The Voting Committee presently consists of John S. Stein, J. Wallace Nall Jr., F. Wayne Pate, John P. McKleroy, Jr., Joann F. Bashinsky and Mark W. McCutcheon, all directors of the Company, along with Thomas L. Davis, a retired employee and officer of Golden Flake Snack Foods, Inc. The decision of a majority of the members of the Voting Committee govern how the stock is voted.

         The Voting Committee will continue to vote the Company stock owned by SYB, Inc. (5,283,128 shares) and by the Testamentary Trust (1,014,500 shares), respectively, until the SYB, Inc. Common Stock Trust and the Testamentary Trust terminate. The Testamentary Trust will terminate upon the death of Joann F. Bashinsky and the SYB, Inc. Common Stock Trust will terminate upon the earliest to occur of the following dates: (i) in the event the Company should be sold, five (5) years from the date of the sale of the Company, or (ii) December 31, 2020.

         Upon termination of the SYB, Inc. Common Stock Trust, the assets of the Trust will be distributed to Sloan Y. Bashinsky, Sr.'s descendants and control of the Company stock held by SYB, Inc. (5,283,128 shares) will transfer to these descendants and the Voting Committee will cease to vote these shares. Upon termination of the Testamentary Trust, the Company stock held by the Testamentary Trust (1,014,500 shares) will transfer to various charitable organizations and the Voting Committee will cease to vote these shares.

                              ELECTION OF DIRECTORS

         At the Annual Meeting, nine Directors are to be elected, each to hold office until the next Annual Meeting of Stockholders, or until a successor has been elected and qualified. All nominees are presently members of the Board of Directors and were elected to the Board by vote of the stockholders at the last annual meeting. Proxies can not be voted for a greater number of persons than the number of nominees named.

         Shares represented by your proxy will be voted in accordance with your direction as to the election as directors of the persons hereinafter listed as nominees. In the absence of direction, the shares represented by your proxy will be voted FOR such election. Should any of the persons listed as nominees become unavailable as a nominee for election, it is intended that the shares represented by your proxy will be voted for the balance of those named and for a substitute nominee or nominees proposed by the Board of Directors unless the Board reduces the number of directors, but the Board knows of no reason to anticipate that this will occur.

          The following table shows the names of the nominees for election as directors, their respective ages as of August 3, 2007, the principal occupation, business experience and other directorships held by such nominees, and the period during which such nominees have served as directors of the Company.


                                      Principal Occupation
                                      Business Experiences              Director
      Name and Age                   and Other Directorships             Since
      ------------                   -----------------------             -----

John S. Stein, 70         Mr. Stein is Chairman of the Board.             1971
                          He was elected Chairman on June 1, 1996.
                          He served as Chief Executive Officer from
                          1991 to April 4, 2001, and as President
                          from 1985 to 1998 and from June 1, 2000 to April 4, 2001. Mr. Stein also served as
                          President of Golden Flake Snack Foods, Inc.
                          from 1976 to 1991. Mr. Stein retired as an employee with the Company on May 31, 2002.
                          Mr. Stein is a Director of Compass
                          Bancshares, Inc.

Edward R. Pascoe, 70      Mr. Pascoe is retired Chairman of the Board     1971
                          of Steel City Bolt & Screw, Inc. (formerly
                          Coosa Acquisition, Inc.) which, in 1995, acquired the bolt and special fastener business owned by the Company. He served as President of Steel City Bolt & Screw, Inc.
                          and Nall & Associates, Inc., which were
                          wholly-owned subsidiaries of the Company, from 1972 and 1973, respectively, until 1995.

John P. McKleroy, Jr., 63 Mr. McKleroy is an attorney and member with     1976
                          Spain & Gillon, L.L.C., general counsel for the Company. He has practiced law with this firm since 1968.

James I. Rotenstreich, 69 Mr. Rotenstreich is Chairman and Chief          1984
                          Executive Officer of JHF Holdings, Inc.
                          ("JHF"), a company formerly doing business under the name of Jefferson
                          Home Furniture Company, Inc. He has served as
                          Chief Executive Officer since 1967 and as
                          Chairman since 1992. In May of 1994, JHF sold its retail home furniture interest and is presently engaged in real estate and investment holdings.

John S. P. Samford, 57    Mr. Samford is President and sole owner of      1984
                          Samford Capital Corporation, an investment holding company which he formed in 1989.

J. Wallace Nall, Jr., 67  Mr. Nall is President of Nall Development       1991
                          Corporation and a General Partner of Nall
                          Partnership, Ltd. He has held these
                          positions since 1981. Nall Development
                          Corporation is an investment holding company and Nall Partnership, Ltd. is a real estate investment and development company.

F. Wayne Pate, 72         Mr. Pate retired as President of the Company    1992
                          on May 31, 2000. He served as President from
                          November 1, 1998 until retirement. He also served as President of
                          Golden Flake Snack Foods, Inc., a wholly-owned subsidiary of the Company from September 20, 1991, to November 1, 1998.

Joann F. Bashinsky, 75    Mrs. Bashinsky is Chairman and CEO of SYB,      1996
                          Inc., an investment holding company, which is a principal owner of the Company. Mrs.
                          Bashinsky served as Vice President of SYB,
                          Inc. from 1981 until August 8, 2005, at
                          which time she was elected Chairman and CEO.
                          Mrs. Bashinsky also serves as Chairman and CEO of Bashinsky Foundation, Inc., a private charitable foundation.

Mark W. McCutcheon, 52    Mr. McCutcheon is Chief Executive Officer and   1999
                          President of the Company and President of Golden Flake Snack Foods, Inc., a wholly-owned subsidiary of the Company. He has served as President and Chief Executive
                          Officer of the Company since April 4, 2001 and as President of Golden Flake since
                          November 1, 1998. He has been employed by Golden Flake since 1980.

            ADDITIONAL INFORMATION CONCERNING THE BOARD OF DIRECTORS

Director Independence

         The Board has determined that Edward R. Pascoe, James I. Rotenstreich and John S.P. Samford, are qualified as "Independent Directors" within the meaning of the director independence standards of the NASDAQ Stock Market, Inc. ("NASDAQ") and the Securities and Exchange Commission ("SEC") under the Exchange Act of 1934. All other directors serve on the Voting Committee described in "Security Ownership of Management" and would not qualify as Independent Directors.

Meetings of Independent Directors

         The Independent Directors meet in executive session (with no management directors or officers present) at least twice each year.

Committees Of The Board Of Directors

         The Board of Directors has a Compensation Committee, a Stock Option Committee and an Audit Committee. The Board of Directors has no standing Nominating Committee.

         The Compensation Committee reviews the performance of the Executive Officers of the Company and the top executive officer of Golden Flake Snack Foods, Inc., a wholly-owned subsidiary, and recommends to the Board of Directors of the Company the appropriate compensation level and compensation and benefit programs of such officers. The Compensation Committee consists of John S. Stein, John S.P. Samford, James I. Rotenstreich, J. Wallace Nall, Jr., Joann F. Bashinsky and F. Wayne Pate. The Compensation Committee met once during fiscal year 2007.

         The Stock Option Committee determines the key employees of the Company and its subsidiary to whom stock options and stock appreciation rights will be granted under the Company's Long Term Incentive Plan. The Stock Option Committee consists of John S. Stein, John S.P. Samford, James I. Rotenstreich, J. Wallace Nall, Jr., Joann F. Bashinsky and F. Wayne Pate. The Stock Option Committee met once during fiscal year 2007.

         The Audit Committee reviews the results of the annual audit and quarterly financial statements, selects and engages the independent accountants, assesses the adequacy of the Company's procedures in connection with financial controls and receives and considers the independent accountants' comments as to internal controls. The Audit Committee acts pursuant to a written charter, which is reviewed annually by the Board of Directors. James I. Rotenstreich, Chairman, John S.P. Samford and Edward R. Pascoe constitute the Audit Committee of the Board of Directors. The Board of Directors has determined that all of the members of this committee qualify as independent directors under the current requirements of NASDAQ. The Board of Directors has further determined that all of the members of this committee qualify as an "audit committee financial expert" under the rules and regulations of the Securities and Exchange Commission ("SEC"). The Audit Committee met four times during fiscal year 2007. See "REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS".

Meetings Of The Board Of Directors and Committees

         During the fiscal year ended June 1, 2007, there were four regular meetings of the Board of Directors. The Compensation Committee and the Stock Option Committee met once and the Audit Committee met four times during the fiscal year 2007. All directors attended all of the meetings of the Board and the Committees on which they served.

Compensation of Directors

         During the fiscal year ended June 1, 2007, the Company paid each of its non-employee Directors a retainer of $300 per month and a fee of $2,000 for each regular Board meeting attended. The members of the Compensation Committee were each paid $2,000 for attending the Compensation Committee meeting and the members of the Audit Committee were paid $1,000 for each meeting attended.

Board Member Attendance at Annual Meetings

         It is the policy of Golden Enterprises that each member of the Board shall make a reasonable effort to attend all meetings of the Board, applicable committee meetings and the Company's annual meeting of shareholders. All Directors attended the Annual Stockholders Meeting held last year.

Nomination of Directors

         During the fiscal year ended June 1, 2007, the Company did not have a standing nominating committee. The NASDAQ rules do not require the Company to have a nominating committee since the Company was a "controlled company" pursuant to Rule 4350(c)(5), in that more than 50% of the voting common stock of the Company was held by SYB, Inc. and the Estate of Sloan Y. Bashinsky, Sr., all of which were affiliated, and such shares are voted by a Voting Committee created under the Will/Testamentary Trust of Sloan Y. Bashinsky, Sr. and under the SYB, Inc. Common Stock Trust. The Voting Committee is comprised of John S. Stein, J. Wallace Nall, Jr., F. Wayne Pate, John P. McKleroy., Joann F. Bashinsky and Mark W. McCutcheon, all directors of the Company and Thomas L. Davis, a retired employee and officer of Golden Flake Snack Foods, Inc. The Board believes that it is not necessary to have a separate nominating committee in view of the size of the Company, and the fact that the Company was a "controlled company". Nominees for election as a director are determined by the entire Board. The Board will make all decisions regarding Board nominees based upon the best interest of the Company and its shareholders.

Communications with the Board

         Shareholders interested in communicating directly with the Board of Directors may do so by writing the Secretary of the Company, at the following address:

    Board of Directors of Golden Enterprises, Inc.
    C/O Corporate Secretary
    One Golden Flake Drive
    Birmingham, Alabama  35205

         All such letters must identify the author as a shareholder. The Secretary of Golden Enterprises will review all such communications and forward all appropriate communications to the Board.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 requires that Directors, certain Executive Officers and beneficial owners of more than ten percent of the stock of the Company file reports of stock ownership and changes in ownership with the Securities and Exchange Commission. These reports consist of Forms 3, Initial Statement of Ownership, 4, Monthly Reports, and 5, Annual Reports. Based upon a review of copies of such reports, or representations that no reports were due to be filed by Directors, Executive Officers or beneficial owners of more than ten percent of the stock of the Company, the Company believes that Section 16(a) filing requirements applicable to its Directors, Executive Officers and beneficial owners of more than ten percent of the stock of the Company were complied with during the fiscal year 2007.

                              CORPORATE GOVERNANCE

Board of Directors and Committees

         Directors are expected to devote sufficient time to carrying out their duties and responsibilities effectively. The Board of Directors meets regularly four times each fiscal year to review matters affecting the Company and to act on matters requiring the Board's approval. It also holds special meetings whenever circumstances require and may act by unanimous written consent without a meeting.

         The Company's Board of Directors currently consists of nine directors. John S. Stein serves as the Chairman of the Board. The Board of Directors met four times during the fiscal year ended June 1, 2007, all of which were regularly scheduled meetings. In the last fiscal year, the Independent Directors met twice in executive session. All directors attended 100% of the meetings of the Board and the meetings of the committees on which they served during the fiscal year ended June 1, 2007. The Board has a policy expecting director attendance at all Board and committee meetings and the Company's annual meeting of stockholders.

         The Company's Board has established an Audit Committee and Compensation Committee. The Charter for the Audit Committee is available from the Company. The Compensation Committee has no Charter, but its duties and responsibilities were/are set forth in corporate minutes adopted by the Board. In addition, the Board may from time to time establish special purpose committees. There were no special purpose committees existing in the last fiscal year.

Corporate Governance Documents

         Certain documents relating to corporate governance matters are available on the Company website at www.goldenflake.com. These corporate governance documents include, among others, the following:

         o   Charter for the Audit Committee of the Board;

         o   Code of Business Conduct and Ethics;

         o   Complaint Procedures for Accounting and Accounting Matters; and

         o   Disclosure Controls and Procedures.

         Stockholders may also obtain a copy of these documents free of charge by contacting Patty Townsend, Chief Financial Officer, by email at ptownsend@goldenflake.com or by telephone at (205) 323-6161.

Director Independence

         Of the nine directors currently serving on the Board of Directors, the Board has determined that Messrs Rotenstreich, Pascoe and Samford are "Independent Directors" as defined in the rules of the NASDAQ Stock Market, Inc. (NASDAQ). As a Controlled Company, the Company is exempt from certain independence requirements of the NASDAQ rules, including the requirement to maintain a majority of Independent Directors on the Board of Directors, an Independent Compensation Committee or a Standing Nominating/Corporate Governance Committee or committees performing similar function.

         All members of the Audit Committee must be Independent Directors as defined by NASDAQ Policies and Practices and U.S. Securities and Exchange Commission. The Company's three Independent Directors serve on the Audit Committee, with Mr. Rotenstreich serving as Chairman.

Policies and Practices

         The Company's policies and practices reflect corporate governance initiatives that are compliant with the listing requirements of NASDAQ and the corporate governance requirements of the Sarbanes-Oxley Act of 2002, including the following:

         o   All members of the Audit Committee are independent;

         o The Charter of the Audit Committee establishes the Committee's duties and responsibilities;

         o The independent members of the Company's Board of Directors meet regularly ("executive sessions") without the presence of management;

         o The Company has a policy for attendance of Board members at both regular Board and committee meetings and shareholder meetings;

         o   The Company has adopted a Code of Conduct and Ethics;

         o The Company has adopted Disclosure Controls and Procedures which establishes a committee for regular evaluation of internal company disclosure control and procedures;

         o The Company has procedures in place for the anonymous submission to the Audit Committee of employee and third party complaints on accounting, internal accounting controls or auditing matters;

         o The Company has policies and procedures for stockholders to communicate directly with the Board of Directors; and

         o The Audit Committee must review, approve and/or ratify all related party transactions.

                             EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS (CD&A)

         The Company provides what it believes is a competitive total compensation package to its executive management team through a combination of base salary, cash and equity incentives and the right to participate in the Company's broad-based benefits program. Any incentive compensation is directly related to the Company's financial performance.

         This Compensation Discussion and Analysis explains the Company's compensation philosophy, policies and practices with respect to the Company's Chief Executive Officer and Chief Financial Officer and Executive Vice President of Sales, Marketing and Transportation and Executive Vice President of Operations, Human Resources and Quality Control of the Company's subsidiary, all of whom are referred to as the "Executive Officers".

Compensation Committee Membership and Organization

         The Compensation Committee is appointed by and serves at the discretion of the Board. The Compensation Committee presently consists of six members. Since the Company qualifies under NASDAQ Stock Market Rules as a Controlled Company, the Compensation Committee is not required to meet the independence requirements of the listing standards of NASDAQ and the non-employee director definition of Rule 16b-3 promulgated under Section 16 of the Exchange Act, however, at least two members of the Committee meet the outside director definition of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

The Objectives of the Executive Compensation Program

         The Compensation Committee is responsible for establishing and administering the Company's policies governing the compensation for the Executive Officers. All actions of the Compensation Committee must be approved by the Board of Directors. Because the Company qualifies as a Controlled Company pursuant to the exception of NASDAQ Stock Market Rule 4350(c)(5), the Compensation Committee is composed of both independent and non-independent directors. See "Committees of the Board of Directors" above.

         The purpose of the Company's executive compensation program is to attract, retain and motivate qualified executives to manage the business so as to maximize profits and stockholder value. Executive compensation in the aggregate is made up principally of the executive's annual base salary, a bonus based upon operating earnings and Company perquisites or benefits. Awards of stock or stock options may be made under the Long Term Incentive Plan. The Compensation Committee annually considers and makes recommendations to the Board as to executive compensation including changes in base salary and cash incentive bonuses. Stock options and awards of stock under the Long Term Incentive Plan are granted by the Stock Option Committee, which is composed of the same members as the Compensation Committee.

         Consistent with the above-noted purpose of the executive compensation program, in recommending the aggregate annual compensation of Executive Officers, the Compensation Committee considers the individual contribution and performance of the executive, the Company's overall performance and the total return to stockholders. The Company's executive compensation program focuses on strategic plans, corporate performance measures, and specific corporate goals. The corporate performance measures which the Compensation Committee considers include sales, earnings, return on equity and comparisons of sales and earnings with prior years and with budgets.

         The Compensation Committee does not rely on any fixed formulae or specific numerical criteria in determining an executive's aggregate compensation. It considers corporate and personal performance criteria and the economic environment, changes in the cost of living, competitive compensation levels and the recommendations of management. The Compensation Committee exercises business judgment based on all of these criteria and the purposes of the executive compensation program.

The Elements of the Executive Compensation Program

         Overall, the Company's executive compensation programs are designed to be consistent with the objectives and principles set forth above. The basic elements of the Company's executive compensation programs are summarized in the table below, followed by a more detailed discussion of each element of compensation.

Type of
Compensation        Characteristics                         Goals
------------------ --------------------------------------- ---------------------
Base salary         Fixed annual cash compensation. All
                     executives                             Keep the executive's
                    are eligible for periodic increases in
                     base                                   annual compensation
                    salary based on performance and cost of competitive with the
                    living.                                 market for skills and
                                                            experience necessary
                                                            to meet the job
                                                            requirements of such
                                                            executive.

Incentive bonus     Performance-based annual cash bonuses   Motivate and reward
and awards          and equity awards. Cash bonuses are     for the achievement
                    based on company performance against    of financial goals.
                     target
                    performance levels. Equity awards are   Potential for greater
                    granted in the discretion of the Stock  amounts are intended
                    Option Committee.                       to motivate executives
                                                            and to not reward them
                                                            if goals are not met.

Health, welfare and Fixed component. The same/comparable    Provide benefits to
                     health,                                 meet
retirement benefits welfare and qualified retirement        the health, welfare
                     benefits                                and
                    (medical, dental, disability insurance, retirement needs of life
                    insurance, 401(k) Profit Sharing Plan   employees, to the
                    and Employee Stock Ownership Plan       extent possible.
                    are available for all full-time
                     employees).

Base Salary

         To attract and retain executives with the ability and the experience necessary to lead the Company and enhance stockholder value, the Company provides what the Compensation Committee believes to be a competitive total compensation package. Base salaries are established considering individual performance and experience, to ensure that each executive is appropriately compensated.

         The Compensation Committee reviews salary ranges and individual salaries for Executive Officers and establishes the base salary for each Executive Officer based on the following:

     o internal factors, such as, the individual's performance and experience, and the pay of others on the executive team;

     o the Company's overall performance and the individual contribution and performance of the executive;

     o consideration of the Company's strategic plans, corporate performance measures, and specific corporate goals including sales, earnings, return on equity and comparisons of sales and earnings with prior years and with budgets;

     o consideration of pay levels among individuals in comparable positions with transferable skills within the snack food industry and comparable companies in general industry; and

     o    recommendations of management.

         The base salaries paid to the named Executive Officers are set forth below in the Summary Compensation Table. The Company believes that the base salary paid to its Executive Officers during the fiscal year ended June 1, 2007 is consistent with executive compensation objectives of providing a competitive base salary.

Incentive Bonus Awards

         Cash Bonuses

         Cash incentive bonus awards are solely based on established and pre-approved percentages of pre-tax profit levels.

         Long Term Incentive Plan

         Shareholders have previously approved the Golden Enterprises, Inc. 1996 Long Term Incentive Plan (the "Plan"). The purpose of the Plan is to further the growth in earnings and market appreciation of the Company by providing long term incentives to those officers and key employees of the Company or its subsidiaries who make substantial contributions to the Company through their ability, loyalty, industry and invention.

         The Plan is administered by the Stock Option Committee of the Board of Directors which is composed of the same persons as the Compensation Committee.

         The Plan authorizes the Stock Option Committee to grant to officers and key employees in the Plan (i) stock options (which may be non-qualified options or incentive stock options for tax purposes), (ii) stock appreciation rights ("SARs") (which may be issued in tandem with stock options), (iii) restricted stock awards, (iv) performance units (which may be in stock, cash or a combination thereof), and (v) supplemental cash payments. Persons eligible to participate in the Plan shall be those officers and key employees of the Company and its subsidiaries who are in positions in which their decisions, actions and counsel significantly impact the performance of the Company or its subsidiaries. Participants are chosen from this group by the Stock Option Committee.

         Shares Reserved for Issuance. The aggregate number of shares of the Company's common stock which may be issued under the Plan may not exceed 500,000. Shares subject to options granted under the Plan which expire unexercised, or shares subject to awards which are otherwise forfeited or canceled, will not count against this limit. The maximum number of shares with respect to which awards may be granted to any individual in any one year under the Plan is 100,000.

         Stock Options. The Stock Option Committee is authorized to determine the terms and conditions of all option grants, subject to certain specific limitations as set forth in the Plan. In general, no option may be granted with an exercise price of less than the fair market value of a share of the Company's common stock on the date of grant (110% if the grantee beneficially owns more than 10% of such stock), the term of an option may not be longer than ten (10) years, and any option shall be subject to certain restrictions on transferability. Payment of the option price may be in cash, check or other instrument acceptable to the Stock Option Committee, or, in the discretion of the Stock Option Committee, in the form of unrestricted common stock of the Company owned by the optionee.

         Stock Appreciation Rights ("SARs"). The Stock Option Committee is authorized to grant SARs either independent of or in connection with stock options granted under the Plan. The exercise of SARs will entitle the holder thereof to an amount (the "appreciation") equal to the difference between the fair market value of the common stock on the date the SAR was issued (or, in the case of SARs issued in connection with options, the exercise price under the related option agreement) and the fair market value of a share of common stock of the Company on the date the SAR is exercised. The appreciation will be payable in cash or common stock of the Company at the discretion of the Stock Option Committee. The exercise of SARs granted in connection with options will terminate those options.

         The exercise of SARs which are paid in common stock will be treated as the issuance of the shares of common stock to which the SARs relate for purposes of calculating the maximum number of shares which have been issued under the Plan.

         Restricted Stock. The Stock Option Committee is authorized to award restricted stock under the Plan subject to such terms and conditions as the Stock Option Committee may determine. The Stock Option Committee will have authority to determine the number of shares of restricted stock to be awarded, the price, if any, to be paid by the recipient of the restricted stock, and the date on which the restricted stock will vest. The vesting of restricted stock may be conditioned upon the completion of a specified period of service with the Company, upon the attainment of specified performance goals, or upon such other criteria as the Stock Option Committee may determine. The Stock Option Committee has the discretion to make loans to the recipients for the purchase price of the restricted stock and to accelerate the vesting of the restricted stock on a case by case basis at any time.

         Performance Units. The Stock Option Committee may grant performance units under which payment may be made to the participant upon the attainment of specific performance goals. Such performance goals will be established by the Stock Option Committee and will relate to the performance of the Company (or any segment thereof) over a specified performance period, as judged under any business criteria deemed appropriate by the Stock Option Committee, including, without limitation, growth in earnings, the ratio of earnings to shareholder's equity or the ratio of earnings to total capital.

         The Stock Option Committee shall determine the extent to which the performance targets have been attained, and what, if any, payment is due the participant on the performance unit. Such payment may be made, at the Stock Option Committee's discretion, in cash or common stock of the Company (based on the then current fair market value of such stock).

         Supplemental Cash Payments. A stock option, SAR, restricted stock or performance unit award may provide for the Company to make a supplemental cash payment to a participant. Payments may be made for the purpose of, but not limited to, assisting the employee in paying income taxes resulting from an award under the Plan. In no event shall the amount of cash payment exceed the value of the award to which it relates.

         During the fiscal year ended June 1, 2007, no incentive stock options or other rights were granted under the Plan to officers and key employees of the Company or its subsidiary. No Executive Officer exercised options during fiscal year 2007. Information concerning outstanding options is set forth in the table entitled "Outstanding Equity Awards".

Health, Welfare, Retirement and Other Benefits

         Health and Welfare Benefits

         All full-time employees, including the named Executive Officers, may participate in the Company's health and welfare benefit programs, including medical and dental care coverage, disability insurance and life insurance. Additionally, Mr. McCutcheon is reimbursed each year for health costs which are not paid by medical insurance.

         Other Perquisites

         Mr. McCutcheon is allowed the use of a Company car as part of his employment. Some of this use includes personal use. The value of this personal use is included in "All Other Compensation" in the Summary Compensation Table on page 18. The Company also provides Mr. McCutcheon a yearly allowance for legal and accounting fees.

         401 (k) Profit Sharing Plan And Employee Stock Ownership Plan

         The Company and its subsidiary each maintain a 401 (k) Profit Sharing Plan and Employee Stock Ownership Plan for the benefit of their employees. All Company employees who qualify pursuant to plan rules (which are generally rules required by the Internal Revenue Code of 1986, as amended) may participate in these plans. Annual contributions are made to the Plans in amounts as determined by the Board of Directors of each company. Contributions to the Employee Stock Ownership Plan are invested in stock of the Company which is held for the account of the participating employees and is distributed to the employees upon their retirement or termination of employment. All contributions to the Profit Sharing Plan and Employee Stock Ownership Plan are allocated to the accounts of the participating employees based upon their annual compensation and each employee account vests 100% in the employee after three years of service. The contribution to the plans for the fiscal year ended June 1, 2007 was $121,583, with the following amounts being credited to the accounts of the following persons named in the Summary Compensation Table: Mark McCutcheon $1,760; Randy Bates $1,325; David Jones $1,325 and Patty Townsend $880. (See Summary Compensation Table on page 18. These amounts are included within "All Other Compensation" shown in this table.)

         The Employee Stock Ownership Plan provides that the shares held by the Trustee of this plan are voted by an administrative committee made up of 3 members. The Board of Directors of the Company determines the members of the committee. Present members of the administrative committee are: John S. Stein, Chairman of the Board, Mark W. McCutcheon, Chief Executive Officer and President of the Company and President of Golden Flake Snack Foods, Inc., and Patty Townsend, Chief Financial Officer, Vice President and Secretary of the Company.

Overview of Fiscal Year Compensation

         The Company believes that the total compensation paid to its Executive Officers for the fiscal year ended June 1, 2007 is consistent and in accordance with the overall objectives of the executive compensation program and achieves the goal of a competitive compensation package for the Executive Officers.

Employment Agreements, Severance Benefits and Change in Control Provisions

         The Company has a non-qualified Salary Continuation Plan established for the benefit of the Company's Chief Executive Officer, Mark W. McCutcheon. The Company entered into this Salary Continuation Plan, on May 15, 2002, to ensure the performance of his role in the Company for an extended period of time. In addition, the Company also considered the critical nature of the position and the Company's need to retain him when it committed to establish this plan. The Salary Continuation Plan provides for payments of up to $120,000 per year, as adjusted for inflation, for 15 years following death or retirement at age 65. In the event of disability prior to retirement, the yearly benefit of $120,000 is reduced by any payments of social security disability benefits and long term disability benefits which were funded or provided by the Company. The Salary Continuation Plan may be amended or terminated by the Company's Board of Directors, except that in the event of a change of control in the Company, the Salary Continuation Plan becomes irrevocable. The Plan is funded in part with life insurance on the life of Mr. McCutcheon, and during fiscal year 2007, insurance premiums of $46,910 were paid by the Company.

         The Company has granted stock options that remain outstanding under the Long Term Incentive Plan. The Long Term Incentive Plan contains certain discretionary "change in control" provisions so that the Board of Directors may provide, if needed, incentives to executives to remain with the Company through the closing of any sale of the Company or its business.

Tax Deductibility of Executive Compensation

         Section 162(m) of the Code generally disallows a tax deduction to public companies for compensation over $1 million paid to the Chief Executive Officer and to the four other most highly compensated Executive Officers, unless the compensation is considered performance based. The compensation disclosed in this report does not exceed the $1 million limit, and executive compensation for the last fiscal year is also expected to qualify for deductibility. The Company currently intends to structure the performance-based portion of its Executive Officers' compensation to achieve maximum deductibility under Section 162(m) of the Code with minimal sacrifices in flexibility and corporate objective.

         Although deductibility of compensation is preferred, tax deductibility is not a primary objective of the Company's compensation programs. It is the Company's belief that achieving its compensation objectives set forth above is more important than the benefit of tax deductibility and the Company reserves the right to maintain flexibility in how it compensates its Executive Officers that may result in limiting the deductibility of amounts of compensation from time to time.

Report of the Compensation Committee

         The Compensation Committee (and its members in their capacity as the Stock Option Committee) has reviewed and discussed the Compensation Discussion and Analysis with management and based on the review and discussion the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

         Members of the Compensation  Committee:  J. Wallace Nall, Jr., John S.
P. Samford, James I. Rotenstreich, John S. Stein, Joann F. Bashinsky and F. Wayne Pate.

                           Summary Compensation Table

         The following table sets forth certain information with respect to compensation for the fiscal years 2005, 2006, and 2007 earned by or paid to the Chief Executive Officer, Chief Financial Officer and the other most highly compensated Executive Officers whose total compensation exceeded $100,000.

                                           Salary         Bonus       Awards   Awards    Compensation   Compensation    Total
Name and Principal Position     Year         ($)           ($)                   ($)          ($)          ($)(1)        ($)
----------------------------- --------- ------------- ------------- ---------- -------- --------------- ------------- ---------

Mark W. McCutcheon (a)          2007    $    227,000  $     20,791      C        ---    $       42,951  $     22,007  $312,749
  President and                 2006    $    221,000  $      6,253      C        ---    $       38,058  $     16,645  $281,956
  Chief Executive Officer       2005    $    215,000           ---      C        ---    $       34,178  $     15,609  $264,787
  and President
  of Golden Flake
  Snack Foods, Inc.

Randy Bates (b)                 2007    $    158,000  $     15,594      C         C                ---  $      1,325  $174,919
  Executive Vice President      2006    $    153,000  $      4,690      C         C                ---  $      1,230  $158,920
  of Sales, Marketing           2005    $    148,000           ---      C         C                ---  $      1,197  $149,197
  and Transportation
  of Golden Flake Snack
  Foods, Inc.

David Jones (c)                 2007    $    156,000  $     15,594      C         C                ---  $      1,325  $172,919
  Executive Vice President      2006    $    150,000  $      4,690      C         C                ---  $      1,223  $155,913
  of Operations, Human          2005    $    145,000  C                 C         C                ---  $      1,165  $146,165
 Resources and Quality
  Control of Golden Flake
  Snack Foods, Inc.

Patty Townsend (d)              2007    $    110,000  $     10,396      C         C                ---  $        880  $121,276
  Chief Financial Officer       2006    $    104,000  $      3,127      C         C                ---  $        832  $107,959
  Vice President, Secretary     2005    $     99,000           ---      C         C                ---  $        743  $ 99,743
  and Controller

(1) The compensation represented by the amounts set forth in the All Other Compensation column is detailed in the following table, except as noted:

                                     Company       Company
                                  Contributions Contributions             Company      Total
                                    to 401(k)   to Stock Plan             Paid Life  All Other
Name                                   ($)           ($)      Prequisites Insurance Compensation
--------------------------------- ------------- ------------- ----------- --------- ------------

Mark W. McCutcheon                $      1,760           ---  $  19,610   $     637 $     22,007
Randy Bates                       $      1,325           ---      (e)               $      1,325
David Jones                       $      1,325           ---      (e)               $      1,325
Patty Townsend                    $        880           ---      (e)               $        880

(a) Mark W. McCutcheon has served as President and Chief Executive Officer of the Company since April 4, 2001. He has served as President of Golden Flake Snack Foods, Inc. since November 1, 1998.

(b) Randy Bates has served as Executive Vice President of Sales, Marketing and Transportation of Golden Flake Snack Foods, Inc. since October 26, 1998.

(c) David Jones has served as Executive Vice President of Operations, Human Resources and Quality Control of Golden Flake Snack Foods, Inc. since May 20, 2002. He was Vice President of Manufacturing from 1998 to 2002 and Vice President of Operations from 2000 to 2002.

(d) Patty Townsend has served as Chief Financial Officer, Vice-President and Secretary of the Company since March 1, 2004. She has served as Controller of Golden Flake Snack Foods, since March 15, 1997.

(e) Total Perquisites for Randy Bates, David Jones and Patty Townsend were less than $10,000 per individual.

Discussion of Summary Compensation

         The Company's executive compensation policies and practices, pursuant to which the compensation set forth in the Summary Compensation Table was paid, are described above under "Compensation Discussion and Analysis."

Indemnification Arrangements

         The Company's Certificate of Incorporation provides that the Company indemnify and hold harmless each of its directors and officers to the fullest extent authorized by the Delaware General Corporation Law, against all expense, liability and loss (including attorney's fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith.

         The Certificate of Incorporation also provides that a director will not be personally liable to the Company or its stockholders for monetary damages for breach of the fiduciary duty of care as a director. This provision does not eliminate or limit the liability of a director:

     o for breach of his or her duty of loyalty to the Company or to the stockholders;

     o for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

     o under Section 174 of the Delaware General Corporation Law (relating to unlawful payments or dividends or unlawful stock repurchases or redemptions); or

     o    for any improper benefit.

         The Company has executed with each Director a written Indemnification Agreement which includes the items set forth above.

Outstanding Equity Awards

         The following table sets forth certain information with respect to outstanding equity awards at June 1, 2007 with the Executive Officers.


                                    Outstanding Equity Awards at Fiscal Year-End

                                               Option Awards
                    ------------------------------------------------------------------------

                              Number of
                              Securities
                              Underlying
                              Unexercised         Option
                              Options             Exercise              Option
         Name                 Exercisable(1)      Price(2)            Expiration Date
---------------------------   -----------------   -----------      --------------------------
Mark W. McCutcheon            60,000              20,000 @ $3.50            4/8/2009
    CEO                                           40,000 @ $3.81           10/15/2011
Randy Bates                   29,000              29,000 @ $3.81           10/15/2011
David Jones                   30,000              30,000 @ $3.81           10/15/2011
Patty Townsend                20,000              20,000 @ $3.81           10/15/2011

---------------------------
(1)      Fully vested

(2) As of June 1, 2007, the value of the Company's Common Stock was $3.12 per share.

Compensation of Directors

         During the fiscal year ended June 1, 2007, the Company paid each of its non-employee Directors a retainer of $300 per month and a fee of $2,000 for each regular Board meeting attended. The members of the Compensation Committee were each paid $2,000 for attending the Compensation Committee meeting and the members of the Audit Committee were paid $1,000 for each meeting attended.

         The following table provides compensation information for the year ended June 1, 2007 for each of the independent members of the Board.

                                            Total Director Compensation
                  Name                                   ($)
                                            ---------------------------
         Edward R. Pascoe                              $15,600
         James I. Rotenstreich                         $17,600
         John S.P. Samford                             $17,600

Compensation Committee Interlocks and Insider Participation

         During the last fiscal year, the Compensation Committee consisted of John S. Stein, John S.P. Samford, James I. Rotenstreich, J. Wallace Nall, Jr., Joann F. Bashinsky and F. Wayne Pate, all of whom are non-employee directors. To the Company's knowledge, none of its Executive Officers serve as a member of the Compensation Committee, or other committee serving an equivalent function, of any other entity that has one or more of its executive officers serving as a member of the Company's Board or Compensation Committee. None of the persons who are members of the Compensation Committee have been employed by the Company within the last three fiscal years.

                              CERTAIN TRANSACTIONS

         During the fiscal year ended June 1, 2007, the law firm of Spain & Gillon, L.L.C., of which John P. McKleroy, Jr. is a member, served as General Counsel and performed various legal services for the Company and its subsidiary for which it was paid legal fees of $243,734. The firm will continue to perform legal services for the current fiscal year.

         Golden Flake owns a Cessna Citation II Airplane for business use. Sloan
Y. Bashinsky, Sr., who died on August 2, 2005, leased the plane for personal use of up to 100 flight hours per year. The lease required monthly payments of $20,000. This lease with Mr. Bashinsky expired on January 31, 2006. On February 1, 2006, Joann F. Bashinsky, the wife of Sloan Y. Bashinsky, Sr., executed a new lease with Golden Flake to lease the airplane for personal use of up to 100 flight hours per year. This lease also requires monthly payments of $20,000. During fiscal year 2007, Mr. Bashinsky, his estate and Mrs. Bashinsky paid lease payments to Golden Flake of $240,000, and also paid all flight crew expenses for flights used under the leases. Both leases were structured so that the costs of ownership, maintenance, and operation of the plane to Golden Flake are offset by the lease payments and payment of the flight crew expenses on flights used under the leases. The lease with Mrs. Bashinsky is for a term of one year and automatically renews annually on each February 1, unless Golden Flake or Mrs. Bashinsky elects to terminate the same. The current lease term will expire on January 31, 2008. The use of the plane under the lease is coordinated with Golden Flake so as not to interfere with Golden Flake's business use.

         The Company believes that these transactions were on terms equal to or better than those available from unaffiliated third parties.

         The Audit Committee Charter requires that the Audit Committee review and approve or ratify all related party transactions. Accordingly, the Audit Committee reviewed, approved and ratified the above-described related party transactions.

             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

         The Audit Committee reviews with the independent auditors, the Company's Chief Financial Officer and the Company's general counsel the results of the independent auditor's annual report on the Company's financial statements. The Audit Committee selects and engages the Company's independent auditors and performs such additional functions as are necessary or prudent to fulfill the Committee's duties and responsibilities and reports its recommendations and findings to the full Board of Directors.

         The Board of Directors has adopted a written charter for the Audit Committee, which is reviewed and reassessed for adequacy on an annual basis. A copy of the Charter is attached to this Proxy Statement as Appendix 1.

         The Audit Committee has reviewed and discussed the audited financial statements for the year ended June 1, 2007 with management. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 ("SAS 61"). The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 and has discussed with the independent auditors their independence. The Audit Committee has also discussed with the management of the Company and the independent auditors, such other matters and received such assurances from them as deemed appropriate by the Audit Committee.

         Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements referred to above be included in the Company's Annual Report on form 10-K for filing with the Securities and Exchange Commission.

         The Audit Committee has considered whether the provision of the non-audit services performed by Dudley, Hopton-Jones, Sims and Freeman PLLP, as described on Page 22 hereof is compatible with maintaining Dudley, Hopton-Jones, Sims and Freeman PLLP's independence.

         The Audit Committee reviewed, approved and ratified the related party transactions set forth and described in "Certain Transactions" on Page 21 hereof.

          Members of the Audit Committee: James I. Rotenstreich, John S. P. Samford and Edward R. Pascoe.

                             INDEPENDENT ACCOUNTANTS

         Dudley, Hopton-Jones, Sims & Freeman PLLP, Certified Public Accountants ("Dudley, Hopton-Jones") were selected by the Audit Committee and ratified by the Board of Directors as the independent accountants to audit the Company's financial statements for the fiscal year ended June 1, 2007. Dudley, Hopton-Jones has served as independent auditors to the Company since 1977. Representatives of Dudley, Hopton-Jones will be present at the annual meeting and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

         During the fiscal years ended 2007 and 2006, Dudley, Hopton-Jones provided various audit and non-audit services to the Company and its subsidiary. As part of their services as the Company's auditors, they audited the consolidated financial statements of the Company and its subsidiary, the individual financial statements of the Company and Golden Flake Snack Foods, Inc. and its subsidiary and also reviewed the Company's Annual Report (Form 10-K) for filing with the Securities and Exchange Commission.

Fees billed by Dudley, Hopton-Jones:

         The following table shows information about fees billed to the Company by Dudley, Hopton-Jones.

                                    FYE 2007          FYE 2006
                                    --------          --------
Audit Fees (1)                      $145,160          $162,375
Audit Related Fees (2)                57,000            46,000
Tax Fees (3)                          25,550            23,650
All Other Fees (4)
                                         -0-               -0-


--------------------
(1) Current FYE 2007 audit fees consist of the aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements and for the timely reviews of quarterly financial statements and assistance with the review of documents filed with the SEC.

(2) Audit related fees consist of the aggregate fees billed for audit of the Company's and the Company's subsidiary employee benefit plans.

(3) Tax fees consist of the aggregate fees billed for professional services rendered for tax compliance including tax planning, tax advice and the preparation of tax returns and claims for refunds.

(4) All other fees: Dudley, Hopton-Jones did not provide any other services to the Company than those described above nor were there any other fees billed to the Company than those described above.
---------------------

         The Audit Committee is required by its policy to pre-approve all services to be rendered by the Company's Independent Auditors prior to performance of such services. Pre-approval of services may be done in one of two ways, specific pre-approval or general pre-approval. With the use of specific pre-approval, the Audit Committee must specifically pre-approve the services that are to be rendered by the Independent Auditors prior to their engagement to render such services. The Audit Committee has elected to implement the specific pre-approved policy and procedure. As a result, all services provided by the Independent Auditors must be specifically pre-approved by the Audit Committee.

         The services of the Independent Auditors described above were specifically pre-approved by the Audit Committee prior to the engagement of the Independent Auditors to render such services.

         The Company has not selected the principal accountants to audit its financial statements for the current fiscal year. It is the Company's policy to select its principal accountants after the preceding year's audit has been completed and the Company has had time to consider the selection.


                              FINANCIAL STATEMENTS

         Consolidated Financial Statements of the Company and its subsidiary for the fiscal year ended June 1, 2007 are contained in the 2007 Annual Report to Stockholders which accompanies this Proxy Statement. However, such Report and Financial Statements contained therein are not to be considered a part of this solicitation material since they are not deemed material to the matters to be acted upon at the meeting.

                  STOCKHOLDER PROPOSALS FOR 2008 ANNUAL MEETING

         Any stockholder desiring to submit a proposal to be considered by the Board of Directors for inclusion in the proxy statement and form of proxy relating to next year's Annual Meeting of Stockholders must do so in writing received by the Company on or before May 31, 2008. Any other stockholder proposals for the Company's 2008 Annual Meeting of Stockholders must be received no later than July 27, 2008. The proposals must comply with all applicable statues and regulations. Any such proposals should be submitted to Golden Enterprises, Inc., Attention: Patty Townsend, CFO, Vice President & Secretary, One Golden Flake Drive , Birmingham, Alabama 35205.

                           CODE OF CONDUCT AND ETHICS

         Golden Enterprises has adopted a code of Conduct and Ethics that applies to its directors, officers and employees and to all employees of Golden Flake Snack Foods, Inc. The Code of Conduct and Ethics and any amendments thereto, are available on Golden Flake's website at www.goldenflake.com. Any waiver from the Code of Conduct and Ethics for Directors and Officers also will be made available on Golden Flake's website at www.goldenflake.com.

                                  HOUSEHOLDING

         The SEC's rules permit companies and intermediaries such as brokers to satisfy delivery requirements for Proxy Statements with respect to two or more stockholders sharing the same address by delivering a single Proxy Statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially provides extra convenience for stockholders and cost savings for companies. Some brokers household Proxy Statements, delivering a single Proxy Statement to multiple stockholders sharing an address. Once you have received notice from your broker that it will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate Proxy Statement, please notify your broker. If you would like to receive a separate copy of this Proxy Statement from us directly, please contact us by writing or telephone as follows:

         Golden Enterprises, Inc.
         One Golden Flake Drive
         Birmingham, Alabama  35205
         Attention: Patty Townsend, Chief Financial Officer
         Telephone: (205) 323-6161



                                 OTHER BUSINESS

         It is not anticipated that there will be presented to the meeting any business other than the matters set forth herein and the management was not aware, a reasonable time before this solicitation of proxies, of any other matter which may properly be presented for action at the meeting. If any other business should come before the meeting, the persons named on the enclosed proxy will have discretionary authority to vote all proxies in accordance with their best judgment.

                       By Order of the Board of Directors


                                                  John S. Stein
                                                  Chairman

                                   APPENDIX 1

                              Amended and Restated
            Charter of the Audit Committee of the Board of Directors
                          of Golden Enterprises, Inc.


(1) Audit Committee Purpose.

                  The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities in the following areas:

                  1. Monitoring the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting and legal compliance including the performance of the Company's internal audit function.

                  2. Monitoring the independence, qualification and performance of the Company's independent auditors.

                  3. Providing an avenue of communication among the independent auditors, management and the Board of Directors.

                  The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the Company. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting or other consultants or experts it deems necessary in the performance of its duties, and the Company shall provide appropriate funding, as determined by the Audit Committee, for the compensation of such retained persons. The Company shall provide appropriate funding, as determined by the Audit Committee, for the ordinary administrative expenses of the Audit Committee that are necessary or appropriate to carry out its duties.


(2) Audit Committee Composition and Meetings.

                  Audit Committee members shall meet the qualifications, including the independence and experience requirements, of the NASDAQ listing standards and the rules and regulations of the SEC. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have the necessary accounting or related financial management expertise to meet the requirements of a "financial expert" as defined by the SEC.

                  Audit Committee members shall be appointed by the Board. If an Audit Committee Chair is not designated by the Board, the members of the Committee may designate a Chair by majority vote of the Committee membership.

                  The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee, at each meeting, shall meet with management and the independent auditors to discuss any matters that the Committee or each of these groups believe should be discussed. The Committee should communicate with management, the internal auditors and the independent auditors as, the circumstances dictate, to review the Company's financial statements and significant findings based upon the independent auditors quarterly review procedures. In addition, the Committee, at its discretion, shall meet, from time to time, with the independent auditors without the presence of management.


(3) Audit Committee Responsibilities and Duties.

                  Review Procedures
                  -----------------

          (4) Review the adequacy of this Charter at least annually. Submit its recommendations regarding changes to the Charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

          (5) Discuss the Company's annual audited financial statements with management prior to filing or distribution, including significant issues regarding accounting and auditing principles, practices and judgments.

          (6) In consultation with the management, the internal auditors and the independent auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors and the internal auditors, together with management's responses.

          (7) Discuss with management and the independent auditors significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

          (8) Discuss disclosures made to the Audit Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.


                  Independent Auditors
                  --------------------

          (9) The Audit Committee shall have the sole authority to appoint or replace the independent auditors. The Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services. The independent auditors shall report directly to the Committee.

          (10) The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditors for the purpose of rendering or issuing an audit report or performing other audit, review or attest services.

          (11) On an annual basis, the Audit Committee should review and discuss with the independent auditors: (a) all significant relationships they have with the Company that could impair the auditors' independence, (b) all critical accounting policies and practices to be used, (c) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor, and (d) any material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

          (12) The Audit Committee shall ensure its receipt from the independent auditors of a formal written statement delineating all relationships between the auditor and the company, consistent with Independence Standards Board Standard 1.

          (13) Review the independent auditors' audit plan - discuss scope, staffing, locations, reliance upon management and general audit approach.

          (14) Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss those matters required to be communicated to audit committees in accordance with AICPA SAS 61 and those matters required to be communicated to audit committees in accordance with SEC rules and regulations.

          (15) Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

          (16) Pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed by the independent auditor, subject to applicable de minimis exceptions for non-audit services.


                  Internal Auditors
                  -----------------

          (17) Review the appointment and replacement of the internal auditor.

          (18) Review the significant reports to management prepared by the internal auditor and management's responses.

          (19) Discuss with the independent auditor and management the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit function.


                  Legal Compliance
                  ----------------

          (20) On at least an annual basis, review with the Company's counsel any legal matters that could have a material impact on the Company's financial statements and with management any reports or inquiries received from regulators or governmental agencies.


                  Other Audit Committee Responsibilities
                  --------------------------------------

          (21) Cause to be prepared the report to shareholders that is required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

          (22) Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

          (23) Review and approval or ratification of transactions with related persons.

          (24) Perform any other activities consistent with this Charter, the Company's by-laws and governing law, as the Committee or the Board deems necessary or appropriate.

          (25) Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.


IV. Limitation of Audit Committee's Role.

         While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditors.